Summary Prospectus, Statutory Prospectus and Statement of Additional Information Supplement dated June 5, 2020
Important Notice Regarding Changes in Fund Name and Investment Strategies for Invesco Floating Rate Fund
The purpose of this supplement is to provide you notice of changes to the current Prospectuses and Statement of Additional Information (“SAI”) of Invesco Floating Rate Fund. You should read this supplement carefully in conjunction with the Summary Prospectus, Statutory Prospectus and SAI and retain it for future reference.
On June 3, 2020, the Board of Trustees (the “Board”) of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”) approved changes to the name and principal investment strategies of Invesco Floating Rate Fund (the “Fund”) in connection with repositioning the Fund as an environmental, social and governance (ESG) focused fund, effective on or about August 4, 2020. Shareholders of the Fund should be aware that, in connection with the Fund’s repositioning, the changes outlined below will be effectuated and the Fund will implement an investment strategy to incorporate ESG criteria, as described below.
Due to the repositioning, the Fund may experience a higher than normal portfolio turnover rate, which may result in increased transaction costs and increased capital gain distributions to shareholders.
Effective on or about August 4, 2020, the Fund’s Summary and Statutory Prospectuses and SAI will be revised to reflect the following:
1.	The Fund will be renamed “Invesco Floating Rate ESG Fund.”
2.	The following or similar information regarding the Fund’s new strategy will replace in its entirety similar information appearing in the sections of the Fund’s Summary and Statutory Prospectuses that discuss the Fund’s strategies:
The Fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in senior secured floating rate loans made by banks and other lending institutions, senior secured floating rate debt instruments, and derivatives and other instruments that have economic characteristics similar to such securities. The Fund’s portfolio managers select the Fund’s portfolio investments by applying a proprietary scoring and screening methodology that actively employs environmental, social and governance (ESG) criteria in the investment selection process described below.
Floating rate loans (also known as bank loans) are made to or issued by companies (borrowers), which may include U.S. and non-U.S. companies, and bear interest at a floating rate that resets periodically. The interest rates on floating rate loans are generally based on a percentage above LIBOR (the London Interbank Offered Rate), a designated U.S. bank’s prime or base rate, or the overnight federal funds rate. Prime based and federal funds rate loans reset periodically when the underlying rate resets. LIBOR loans reset on set dates, typically every 30 to 90 days, but not to exceed one year. Secured floating rate loans are often issued in connection with recapitalizations, acquisitions, leveraged buyouts and refinancings. Floating rate loans are typically structured and administered by a financial institution that acts as agent for the lenders in the lending group. Floating rate loans will generally be purchased from banks or other financial institutions through assignments or participations. A direct interest in a floating rate loan may be acquired directly from the agent or another lender by assignment or an indirect interest may be acquired as a participation in another lender’s portion of a floating rate loan.
The Fund may invest up to 100% of its net assets in floating rate loans and floating rate debt securities that are determined to be below investment grade. Such floating rate debt securities are commonly referred to as junk bonds. Investment grade securities are: (i) securities rated BBB- or higher by S&P Global Ratings (S&P) or Baa3 or higher by Moody’s Investors Service, Inc. (Moody’s) or an equivalent rating by another nationally recognized statistical rating organization (NRSRO), (ii) securities with comparable short-term NRSRO ratings, or (iii) unrated securities determined by the

Invesco Advisers, Inc. (Invesco or the Adviser) to be of comparable quality, each at the time of purchase. The Fund may invest in defaulted or distressed loans and loans to bankrupt companies.
The Fund may invest up to 100% of its net assets in floating rate loans and floating rate debt securities of non-U.S. borrowers or issuers.
The Fund may invest in collateralized loan obligations (CLOs), which are debt instruments backed solely by a pool of other debt securities. CLOs where the CLO securities held by the Fund are in the senior classes with a floating rate of return will be counted toward the Fund’s 80% investment policy described above.
The Fund can invest up to 20% of its net assets in certain other types of debt obligations or securities, both to increase yield and to manage cash flow. Other types of debt obligations and securities may include unsecured loans, fixed rate high yield bonds, investment grade corporate bonds, and short-term government and commercial debt obligations. The Fund may also hold equity securities received as part of a reorganization or restructuring. Up to 5% of the Fund’s net assets may be invested in subordinated loans. Some of the floating rate loans and debt securities in which the Fund may invest will be considered illiquid.
The Fund can invest in derivative instruments including forward foreign currency contracts, futures contracts and swap contracts. A forward foreign currency contract is an agreement between parties to exchange a specified amount of currency at a specified future time at a specified rate. The Fund can engage in foreign currency transactions either on a spot basis (i.e., for prompt delivery and settlement at the rate prevailing in the currency exchange market at the time) or through forward foreign currency contracts to mitigate the risk of foreign currency exposure. Spot contracts allow for prompt delivery and settlement at the rate prevailing in the currency exchange market at the time. The Fund can use forward foreign currency contracts to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated.
A futures contract is a standardized agreement between two parties to buy or sell a specified quantity of an underlying asset at a specified price at a specified future time. The value of the futures contract tends to increase and decrease in tandem with the value of the underlying asset. Futures contracts are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Depending on the terms of the particular contract, futures contracts are settled by purchasing an offsetting contract, physically delivering the underlying asset on the settlement date or paying a cash settlement amount on the settlement date.
The Fund can use currency futures to hedge its exposure to foreign currencies. Currency futures contracts are traded on exchanges and have standard contract sizes and delivery dates. Most currency futures contracts call for payment or delivery in U.S. dollars.
A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, commodities, currencies or other assets. The notional amount of a swap is based on the nominal or face amount of a reference asset that is used to calculate payments made on that swap; the notional amount typically is not exchanged between counterparties. The parties to the swap use variations in the value of the underlying asset to calculate payments between them through the life of the swap. The Fund can use swap contracts, including interest rate swaps, to hedge or adjust its exposure to interest rates, and can use currency swaps to hedge its exposure to foreign currencies. The Fund can also use swap contracts, including credit default swaps, to gain or reduce exposure to an asset class or a particular issuer.
The Fund can invest in credit linked notes. Credit linked notes are securities structured and issued by an issuer, which may be a bank, banker or special purpose vehicle. The credit linked note’s price or coupon is linked to the performance of the reference asset of the second party. Generally, the credit linked note holder receives either a fixed or floating coupon rate during the life of the credit linked note and par at maturity. The cash flows are dependent on specified credit-related events. Should the second party default or declare bankruptcy, the credit linked note holder will receive an amount equivalent to the recovery rate and may not receive any compensation. In return for these risks, the credit linked note holder receives a higher yield. The Fund can use credit linked notes to gain or reduce exposure to an asset class or a particular issuer.
The Fund invests in loans and debt securities that are selected by the Fund’s portfolio managers. The portfolio managers perform their own independent credit analysis on each borrower and on the collateral securing each loan. The portfolio managers consider the nature of the industry in which the borrower operates, the nature of the borrower’s assets and the general quality and creditworthiness of the borrower. The portfolio managers construct the investment portfolio using a process that focuses on obtaining access to the widest possible range of potential investments available in the market and ongoing credit analysis of issuers. In constructing the portfolio, the portfolio managers analyze each company to determine the company’s earnings potential and other factors indicating the sustainability of earnings growth.
Additionally, as part of the credit selection and portfolio construction process, the Adviser employs a proprietary framework for evaluating each issuer based on ESG criteria the portfolio managers have determined to be important in the investment selection process. The Fund’s ESG methodology actively utilizes both proprietary ESG scoring and ESG exclusionary screening to construct the Fund’s portfolio.
Under normal market conditions the Adviser will employ the following ESG methodology to assess investment opportunities for the Fund’s portfolio (except with respect to CLOs, which employ a different ESG methodology): The Adviser first employs a proprietary ESG screen to exclude issuers from the investment universe of securities in which the Fund may invest that do not meet its investment criteria. Such excluded issuers include, but are not limited to, those with substantial involvement in the production of tobacco products, controversial weapons, engagement in cultivation, production or distribution of recreational cannabis, extraction of thermal coal, and extraction of fossil fuels from unconventional sources. Issuers involved in the generation of electricity above 30% from coal/fired plants are also excluded. Issuers will also be excluded based on their non-compliance with UN Global Compact principles (ten principles designed to show global corporations’ commitment to responsible business practices in the areas of human rights, labor, the environment, and corruption). To the extent an issuer’s status changes to meet the qualification for exclusion, the Adviser shall take steps to divest its holdings of the issues within a reasonable period of time. The Adviser may update this screening criteria periodically without shareholder notice.
Next, based on research and due diligence reviews the Adviser conducts with the management teams of the eligible issuers, each investment opportunity is scored by the portfolio management team on a scale of 1-5 for risks related to multiple ESG factors under each individual pillar of the ESG framework (1 indicates “no risk” and 5 indicates “high risk”). The environmental pillar (“E”) factors include natural resources, pollution and waste, supply chain impact, and environmental opportunities. The social pillar (“S”) factors include workforce, community, product responsibility, and human rights. The governance pillar (“G”) factors include management, shareholders, board of directors, auditors, regulatory issuers, corporate social responsibility strategy, anti-corruption, and business ethics. The Adviser may update the foregoing factors in each ESG pillar without shareholder notice.
Each investment opportunity is assigned a weighted average score for each ESG pillar. An overall aggregated, or composite, ESG score is also calculated, with pillars weighted differently depending on the industry. These scores are determined at the time of purchase and reviewed at least annually. The Fund will not invest in loans from issuers that have a composite ESG rating or single category E, S, or G pillar rating above levels set within the internal ESG rating methodology, and will seek to divest within a reasonable period of time from investments for which the aggregate ESG rating or single category E, S, or G ratings rise above these limits, as determined by the Adviser’s internal rating methodology. The Fund will only invest in loans from issuers with a single category E, S or G pillar score under 4.25 and will also only invest in loans from issuers with a composite ESG score under 4.0.
With regard to the application of the Fund’s ESG criteria to CLOs, the Adviser will utilize a two-step approach in selecting CLOs for investment. First, the Adviser will incorporate a proprietary CLO manager screen that seeks to assess how a CLO manager incorporates ESG considerations into its asset selection process. Only CLO managers whose internal process meets the criteria deemed acceptable by the Adviser from an ESG perspective will become an eligible CLO manager (“Eligible CLO Manager”). The CLO manager screen will be reviewed and updated at least annually. Second, the Adviser will evaluate, at the time of investment, the materiality of the holdings within each CLO managed by an Eligible CLO Manager that would be excluded from the Fund’s eligible investment universe pursuant to the ESG screening process described above. If a CLO has an exposure that, when evaluated in the aggregate, in the opinion of the Adviser’s ESG oversight committee would make the CLO an inappropriate investment for the Fund, then that CLO would not be approved for purchase. Should the Adviser no longer deem the CLO manager to be an Eligible CLO Manager or becomes aware that a CLO held by the Fund has increased its aggregate exposure to companies that would be excluded by the Fund’s ESG exclusionary screen, the Adviser shall take steps to divest from the CLO within a reasonable period of time.
Decisions to purchase or sell loans and other investments are determined by the relative value considerations of the portfolio managers that factor in economic and credit-related fundamentals, market supply and demand, market dislocations, situation-specific opportunities and application of the ESG methodology above. The purchase or sale of loans and other investments may be related to a decision to alter the Fund’s macro risk exposure, a desire to limit or reduce the Fund’s exposure to a particular security or issuer, degradation of an issuer’s credit quality, ESG screen or score, or general liquidity needs of the Fund.
3.	The sections of the Fund’s Summary and Statutory Prospectuses that discuss the Fund’s risks will be updated to include the following additional risk that corresponds with changes to the Fund’s principal investment strategies:
ESG Risk. Because the Fund evaluates ESG factors to assess and exclude certain investments for non-financial reasons, it may forego some market opportunities available to funds that do not use these factors. The securities of companies that score favorably under the Fund’s ESG scoring methodology may underperform similar companies that do not score as well or may underperform the stock market as a whole. As a result, the Fund may underperform funds that do not screen or score companies based on ESG factors or funds that use a different ESG methodology. Information used by the Fund to evaluate such factors may not be readily available, complete or accurate, which could negatively impact the Fund’s ability to apply its methodology, which in turn could negatively impact the Fund’s performance. In addition, the Fund’s assessment of a company, based on the company’s level of involvement in a particular industry or the company’s ESG score, may differ from that of other funds or an investor. As a result, the companies deemed eligible for inclusion in the Fund’s portfolio may not reflect the beliefs or values of any particular investor and may not be deemed to exhibit positive or favorable ESG characteristics if different metrics were used to evaluate them.
A revised Summary Prospectus, Statutory Prospectus and SAI that reflect these changes will be available once the repositioning is effective.
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